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
CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS                                              CASH FLOWS PAGE 1 OF 1
COLLECTION PERIOD: SEPT 1, 2003 THROUGH SEPT 30, 2003
ACCRUAL PERIOD: SEPT 15, 2003 THROUGH OCT 14, 2003
DISTRIBUTION DATE: OCTOBER 15, 2003
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
                                                    TRUST            SERIES           SERIES           SERIES          SERIES
                                                    TOTALS           1996-1           1999-2           2000-B          2000-C
                                               ------------------------------------------------------------------------------------

AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                   38,595,606.94 *   2,555,476.01    3,066,571.21     2,560,586.96    2,555,476.01
Principal Collections from Seller                 501,000,000.00 *           0.00            0.00   501,000,000.00            0.00
Investment Income on Accounts                          38,603.74         4,418.08        5,095.90         4,428.55        4,343.57
Balances in Principal Funding Accounts                      0.00             0.00            0.00             0.00            0.00
Balances in Reserve Fund Accounts                  10,853,500.00     1,750,000.00    2,100,000.00     1,753,500.00    1,750,000.00
Balances in Excess Funding Accounts                         0.00             0.00            0.00             0.00            0.00
Balance in Yield Supplement Accounts               12,404,000.00     2,000,000.00    2,400,000.00     2,004,000.00    2,000,000.00
Other Adjustments                                           0.00             0.00            0.00             0.00            0.00
                                               ------------------------------------------------------------------------------------
                   TOTAL AVAILABLE                562,891,710.68     6,309,894.09    7,571,667.11   507,322,515.52    6,309,819.58
                                               ====================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                           7,523,916.67       522,916.67      625,000.00       501,000.00      495,833.33
Principal Due to Note/Certificateholders          501,000,000.00             0.00            0.00   501,000,000.00            0.00
Principal to Funding Account                                0.00             0.00            0.00             0.00            0.00
Move Funds to the Reserve Fund Accounts             9,100,000.00     1,750,000.00    2,100,000.00             0.00    1,750,000.00
Move Funds to the Excess Funding Accounts                   0.00             0.00            0.00             0.00            0.00
Move Funds to the Yield Supplement Accounts        10,400,000.00     2,000,000.00    2,400,000.00             0.00    2,000,000.00
Yield Supplement & Reserve Account to Seller        3,757,500.00 *           0.00            0.00     3,757,500.00            0.00
Service Fees to Seller                              6,705,045.79 *     416,666.67      500,000.00       417,500.00      416,666.67
Defaulted Amounts to Seller                                 0.00 *           0.00            0.00             0.00            0.00
Excess Collections to Seller                       24,405,248.22 *   1,620,310.75    1,946,667.11     1,646,515.52    1,647,319.58
Excess Funding Account Balance to Seller                    0.00 *           0.00            0.00             0.00            0.00
                                               ------------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS              562,891,710.68     6,309,894.09    7,571,667.11   507,322,515.52    6,309,819.58
                                               ====================================================================================
                        Proof                               0.00             0.00            0.00             0.00            0.00
                                               ====================================================================================
                                                      SERIES            DCMOT            DCMOT             DCMOT
                                                      2001-A           2002-A            2002-B           2003-A            OTHER
                                               -------------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                   5,110,952.02     10,109,575.43     5,054,787.71      7,582,181.57           0.00
Principal Collections from Seller                          0.00              0.00             0.00              0.00
Investment Income on Accounts                          8,714.55          5,156.93         2,578.46          3,867.70
Balances in Principal Funding Accounts                     0.00              0.00             0.00              0.00
Balances in Reserve Fund Accounts                  3,500,000.00              0.00             0.00              0.00
Balances in Excess Funding Accounts                        0.00              0.00             0.00              0.00
Balance in Yield Supplement Accounts               4,000,000.00              0.00             0.00              0.00
Other Adjustments                                          0.00              0.00             0.00              0.00           0.00
                                               -------------------------------------------------------------------------------------
                   TOTAL AVAILABLE                12,619,666.58     10,114,732.36     5,057,366.18      7,586,049.27           0.00
                                               =====================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                            987,500.00      1,966,666.67       962,500.00      1,462,500.00
Principal Due to Note/Certificateholders                   0.00              0.00             0.00              0.00
Principal to Funding Account                               0.00              0.00             0.00              0.00
Move Funds to the Reserve Fund Accounts            3,500,000.00              0.00             0.00              0.00
Move Funds to the Excess Funding Accounts                  0.00              0.00             0.00              0.00
Move Funds to the Yield Supplement Accounts        4,000,000.00              0.00             0.00              0.00
Yield Supplement  & Reserve Account to Seller              0.00              0.00             0.00              0.00
Service Fees to Seller                               833,333.33      1,831,501.83       915,750.92      1,373,626.37
Defaulted Amounts to Seller                                0.00              0.00             0.00              0.00
Excess Collections to Seller                       3,298,833.24      6,316,563.86     3,179,115.26      4,749,922.90           0.00
Excess Funding Account Balance to Seller                   0.00              0.00             0.00              0.00
                                               -------------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS              12,619,666.58     10,114,732.36     5,057,366.18      7,586,049.27           0.00
                                               =====================================================================================
                        Proof                              0.00              0.00             0.00              0.00           0.00
                                               =====================================================================================

INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                     $727,812.93
               Investment Income                              38,603.74
               Collection Account                        504,000,000.00 *
               Reserve & Yield Accounts                    3,757,500.00
               Balance in Excess Funding Account                   0.00
                                                        $508,523,916.67
     2. Distribute funds to:
               Series Note/Certificate Holders          $508,523,916.67
               Chrysler                                            0.00
               Trust Deposit Accounts                              0.00
                                                        $508,523,916.67
     3. Verify account balances in Collection, Funding,
        Reserve & Yield Supplement Accounts.
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
                                                                          TO JOHN BOBKO/ROBERT GRUENFEL      PAUL GEKIERE
-----------------------------------------------------------------------
* Funds Transfer to/(from) Bank of New York :                             THE BANK OF NEW YORK               DAIMLERCHRYSLER
                                         727,812.93                       (212) 815-4389/8325                (248) 512-2758
-----------------------------------------------------------------------
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